EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Titan Machinery Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, David J. Meyer, Board Chair and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 8, 2016

/s/ David J. Meyer
David J. Meyer
Board Chair and Chief Executive Officer